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                                                                   Exhibit 10.13

                        TANNING TECHNOLOGY CORPORATION
                            EMPLOYEE SPECIFIC TERMS
                            -----------------------

                    (Employment Agreement Appendix Document)

Employee:  LOUIS D'ALESSANDRO

Effective
Date:  October 1, 1997

Term: THERE IS NO SPECIFIC PERIOD OR TERM OF EMPLOYMENT ASSOCIATED WITH THIS JOB. EMPLOYMENT IS AT WILL, AND SUBJECT TO
                                            -------
               TERMINATION AT ANY TIME AS SPECIFIED IN SECTION 4 OF THE EMPLOYMENT AGREEMENT. NO VERBAL REPRESENTATION, UNDERSTANDING, CIRCUMSTANCE, OR DOCUMENT OF ANY KIND CAN OR WILL VARY THIS
               AT WILL RELATIONSHIP.
               -------

Job Title:     VICE-PRESIDENT OF TECHNOLOGIES SERVICES

Supervisor     LARRY TANNING, AND BOARD OF DIRECTORS.

Workplace

Location:      DENVER, COLORADO, AND SUCH OTHER LOCATIONS AND TRAVEL
               DESTINATIONS AS ARE NECESSARY FROM TIME-TO-TIME TO EFFECTIVELY
               CARRY OUT THE JOB DUTIES AND DESCRIPTIONS.


Performance
Review:        PERIODICALLY BY LARRY TANNING AND THE TTC BOARD.

Base Salary:   SEMI-MONTHLY PAYMENTS BASED UPON A YEARLY RATE OF $160,000.

Signing
Bonus: YOU WILL BE PAID A SIGNING BONUS IN THE AMOUNT OF $40,000 PAYABLE ON THE COMPLETION OF 30 DAYS OF EMPLOYMENT WITH TANNING.

BONUS PLAN:    SEMI-ANNUAL BONUS PAYMENTS COMPRISED OF THE FOLLOWING.

  Part I Bonus:

    Revenue Value      $19.6   $22.8   $26.1   $29.3   $32.6   $35.9   $39.1   $42.4
    % of Plan             60%     70%     80%     90%    100%    110%    120%    130%
    Bonus % of Base        5%      8%     12%     16%     18%     22%     26%     30%

  Part II Bonus:

    EBITDA Value       $3.5   $4.1   $4.7   $5.3   $5.9   $6.4   $7.0   $7.6
    % of Plan            60%    70%    80%    90%   100%   110%   120%   130%
    Bonus % of Base       5%     8%    12%    16%    18%    22%    26%    30%

  Part III Bonus:
    Discretionary Bonus Element: Performance Outcomes vs. Key Objectives
    Bonus % of Base 0% to 25% range, with 20% "targeted" for strong performance


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  Parts I, II & III Combined
     Total % of Base         13%  21%  30%  43%  55%  63%  72%  80%

               30% OF THE ANUALIZED BONUS AMOUNT WILL BE PAYED ON OR BEFORE AUGUST 31ST OF EACH YEAR. 70% OF THE ANNUALIZED BONUS AMOUNT
               WILL BE PAYED ON OR BEFORE FEBRUARY 28TH (29TH) OF EACH YEAR. THE BONUS PAYMENT WILL BE BASED UPON CUMULATIVE BASE SALARY EARNINGS PAID TO YOU FOR THE FISCAL YEAR (CALENDAR YEAR) PERFORMANCE PERIOD. YOU WILL BE PAID A GUARANTEED BONUS OF NOT LESS THAN $32,000 FOR THE NINE-MONTH PERIOD ENDING 5/31/98.

Benefit
Plans: IN ADDITION TO PARTICIPATING IN STANDARD COMPANY BENEFIT PLAN COVERAGES PROVIDED TO FULL-TIME EMPLOYEES, YOU WILL RECEIVE THE
               FOLLOWING:

               STOCK OPTIONS: INITIAL STOCK OPTION GRANT OF 30,000 SHARES AT A
               -------------
               STRIKE PRICE OF $4.75 PER SHARE. 7,500 SHARES WILL VEST ON OCTOBER 1, 1997. 7,500 SHARES WILL VEST ON OCTOBER 1, 1998. 7,500 SHARES WILL VEST ON OCTOBER 1, 1999. 7,500 SHARES WILL VEST ON OCTOBER 1, 2000. ALL OTHER TERMS OF THE EMPLOYEE STOCK OPTION PLAN SHALL APPLY. SUBSEQUENT STOCK OPTIONS AS GRANTED FROM TIME-TO-TIME BY THE COMPENSATION COMMITTEE OF THE TTC BOARD OF DIRECTORS WILL BE GOVERNED BY THE SPECIFIC TERMS AND CONDITIONS ESTABLISHED IN EACH NEW PLAN.

               VACATION: YOU WILL BE PROVIDED WITH 3 WEEKS OF PAID VACATION FOR
               --------
               CALENDAR YEAR 1998, AND 4 WEEKS OF PAID VACATION BEGINNING WITH THE 1999 CALENDAR YEAR PERIOD. YOU WILL BE PROVIDED WITH ONE WEEK OF PAID VACATION FOR USE DURING THE 1997 CHRISTMAS PERIOD. ONE WEEK OF UNUSED VACATION MAY BE CARRIED OVER (ACCRUED) INTO THE FOLLOWING YEAR. NO MORE THAN 30 UNUSED VACATION DAYS SHALL EVER BE ACCRUED.

               LIFE INSURANCE: TTC WILL ACQUIRE AND MAINTAIN LIFE INSURANCE ON
               --------------
               EMPLOYEE NAMING EMPLOYEE'S DESIGNEE AS BENEFICIARY AT A VALUE OF TWO-TIMES THE EMPLOYEE'S PRIOR YEAR'S W2 EARNINGS.

               LONG TERM DISABILITY INSURANCE: TTC WILL ACQUIRE SHORT AND LONG
               ------------------------------
               TERM DISABILITY INSURANCE FOR THE BENIFIT OF THE EMPLOYEE AT A VALUE OF 60% OF EMPLOYEE'S PRIOR YEAR W2 EARNINGS.

               BUSINESS TRAVEL ACCIDENT INSURANCE: TTC WILL ACQUIRE AND MAINTAIN
               ----------------------------------
               BUSINESS TRAVEL ACCIDENT INSURANCE WITH A FACE VALUE OF $1,000,000 NAMING EMPLOYEE'S DESIGNEE AS BENEFICIARY.

Relocation
Benefits:      MOVING EXPENSES: ACTUAL AND REASONABLE MOVING EXPENSES FOR THE
               ---------------
               MOVEMENT OF HOUSEHOLD GOODS BETWEEN THE EAST COAST AND DENVER
               WILL BE PAID BY TANNING. TTC AGREES TO GROSS-UP (TAX EQUALIZE)
               THE PORTION OF MOVING COSTS WHICH RESULTS IN A PERSONAL TAX
               LIABILITY TO THE D'ALESSANDROS.


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               LOSS ON HOME SALE: TANNING AGREES TO REIMBURSE "EQUITY LOSSES"
               -----------------
               EXPERIENCED BY THE D'ALESSANDROS ON THE SALE OF THEIR BOSTON RESIDENCE -- BUT NOT TO EXCEED 5% OF THE SELLING PRICE OF THE PROPERTY. AN "EQUITY LOSS" WILL BE DEEMED TO OCCUR WHEN THE SELLING PRICE OF YOUR BOSTON CONDO AFTER DEDUCTING REAL ESTATE COMMISSION FEES, IS LESS THAN THE ORIGINAL (1997) PURCHASE PRICE OF THE SAME PROPERTY BY THE D'ALESSANDROS. THIS PROVISION WILL EXPIRE EFFECTIVE ON 5/31/98 IF NOT UTILIZED.

               INTERIM COMMUTING EXPENSES: TTC WILL REIMBURSE YOU FOR TRAVEL
               --------------------------
               (COACH-CLASS ROUND TRIP AIRFARE), LODGING AND CAR RENTAL EXPENSES IN DENVER FOR THE PERIOD OF TIME YOU ARE COMMUTING BETWEEN BOSTON AND DENVER -- BUT NOT TO EXTEND PAST 6/15/98.

               TEMPORARY LIVING EXPENSES: YOU WILL BE REIMBURSED FOR INTERIM
               -------------------------
               DENVER LODGING EXPENSES IN THE EVENT YOUR FAMILY HAS RELOCATED TO DENVER BUT YOUR RESIDENCE IS NOT READY FOR OCCUPANCY. THIS PROVISION WILL APPLY FOR UP TO A MAXIMUM OF THREE MONTHS.

               HOUSE HUNTING TRIPS: TTC WILL REIMBURSE YOU FOR UP TO TWO FAMILY
               -------------------
               HOUSE HUNTING TRIPS TO DENVER INCLUDING ROUNDTRIP COACH-CLASS AIRFARE, LODGING AND CAR RENTAL EXPENSES.

This offer will expire effective Wednesday September 3, 1998.

By Signing below, Employee acknowledges these terms

TANNING TECHNOLOGY CORPORATION:            EMPLOYEE:



By:_____________________________           ____________________________________
           Larry Tanning                           Louis D'Alessandro
         President and CEO




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